UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 8, 2026

NEOSTELLAR CAPITAL CORP.

(f/k/a SuRo Capital Corp.)

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	NSLR	Nasdaq Global Select Market
6.00% Notes due 2026	NSLRL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On July 8, 2026, Neostellar Capital Corp. (“Neostellar” or the “Company”) issued a press release containing preliminary estimates of its results for the second quarter ended June 30, 2026 (the “Press Release”). A copy of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information disclosed under this Item 2.02, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01. Other Events.

Preliminary Estimates and Investment Portfolio Update

On July 8, 2026, the Company disclosed the following information in the Press Release.

Preliminary Net Asset Value

As previously reported, the Company’s net assets totaled approximately $361.6 million, or $14.24 per share, as of March 31, 2026, compared to approximately $219.4 million, or $9.18 per share, as of June 30, 2025.

As of June 30, 2026, the Company’s net asset value is estimated to be between $13.25 and $13.75 per share.

Investment Portfolio Update

As of June 30, 2026, the Company held positions in 37 portfolio companies – 34 privately held and 3 publicly held.

During the three months ended June 30, 2026, the Company made the following investments:

Portfolio Company	Investment	Transaction Date	Amount(1)
Huntress Labs Inc.	Common Shares	4/8/2026	$0.2 million
ClickHouse, Inc.	Series A Preferred Shares	4/22/2026	$9.5 million
Magnetar Opportunity 2025-4 LP(2)	Class B Interest	6/3/2026	$15.0 million

(1)	Amount invested does not include capitalized costs or prepaid expenses, if applicable.

(2)	Magnetar Opportunity 2025-4 LP is a special purpose vehicle (SPV) invested in TensorWave, Inc. On December 31, 2025, the Company committed up to $20.0 million to Magnetar Opportunity 2025-4 LP. As of June 30, 2026, the entire $20.0 million capital commitment to Magnetar Opportunity 2025-4 LP has been funded.

During the three months ended June 30, 2026, the Company exited and/or received proceeds from the following investments:

Portfolio Company	Transaction Date	Quantity / Initial Capital	Average Net Share Price(1)	Net Proceeds	Realized Gain
CW Opportunity 2 LP	Various	12.2%	N/A	$6.5 million		$4.6 million	(2)
GrabAGun Digital Holdings Inc. - Common Shares(3)	Various	147,135	$3.18	$0.5 million		$0.3 million
HL Digital Assets Inc.(4)	6/5/2026	100%	N/A	$5.2 million	$	<0.1 million

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.

(2)	CW Opportunity 2 LP is an SPV for which the Class A Interest is solely invested in the Class A Common Shares of CoreWeave, Inc. Realized gain is calculated based on the current reporting by the SPV and may be subject to change or adjustment due to the impact of performance fees.

(3)	As of June 30, 2026, the Company holds 452,619 common shares of GrabAGun Digital Holdings, Inc.

(4)	HL Digital Assets Inc.’s primary purpose is to invest in HYPE, the digital token of Hyperliquid. On June 5, 2026, the Company received a distribution reflecting a full exit of the Company’s investment in HL Digital Assets Inc.

Subsequent to quarter-end through July 8, 2026, the Company received proceeds from the following investment:

Portfolio Company	Transaction Date	Quantity / Initial Capital	Average Net Share Price(1)	Net Proceeds	Realized Gain
GrabAGun Digital Holdings Inc. - Common Shares(2)	Various	110,855	$3.13	$0.3 million	$0.2 million

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.

(2)	As of July 8, 2026, the Company holds 341,764 common shares of GrabAGun Digital Holdings, Inc.

The Company’s liquid assets were approximately $14.7 million as of June 30, 2026, consisting of cash and securities of publicly traded portfolio companies at quarter-end.

As of June 30, 2026, there were 26,473,222 shares of the Company’s common stock outstanding.

Preliminary Estimates and Guidance

The preliminary financial estimates provided herein are unaudited and have been prepared by, and are the responsibility of, the management of the Company. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data included herein. Actual results may differ materially.

The Company expects to announce its second quarter ended June 30, 2026 results in August 2026.

Forward-Looking Statements

Statements included herein, including statements regarding the Company’s beliefs, expectations, intentions, or strategies for the future, may constitute “forward-looking statements.” The Company cautions that any forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. With respect to the pending externalization, these risks and uncertainties include, but are not limited to: the ability to retain key personnel; the ability to realize the anticipated benefits of the externalization; and the impact of the externalization on the Company’s business, financial condition, and results of operations. Risk factors, cautionary statements, and other conditions which could cause the Company’s actual results to differ from management’s current expectations, are contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated July 8, 2026*
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2026	NEOSTELLAR CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green
Chief Financial Officer, Treasurer and
Corporate Secretary